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                              KEMPER EQUITY FUNDS
                         Kemper Aggressive Growth Fund
                             Kemper Blue Chip Fund
                               Kemper Growth Fund
                        Kemper Quantitative Equity Fund
                    Kemper Small Capitalization Equity Fund
                             Kemper Technology Fund
                            Kemper Total Return Fund
                            Kemper Value+Growth Fund
                            SUPPLEMENT TO PROSPECTUS
                            DATED DECEMBER 31, 1996

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                           KEMPER GLOBAL INCOME FUND
                           KEMPER INTERNATIONAL FUND
                            SUPPLEMENT TO PROSPECTUS
                              DATED MARCH 1, 1997

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                           KEMPER FIXED INCOME FUNDS
                  Kemper Adjustable Rate U.S. Government Fund
                         Kemper Diversified Income Fund
                     Kemper U.S. Government Securities Fund
                             Kemper High Yield Fund
                  Kemper Income and Capital Preservation Fund
              Kemper Portfolios comprised of the following series:
                           Kemper U.S. Mortgage Fund
                   Kemper Short-Intermediate Government Fund
                           Kemper Cash Reserves Fund
                            SUPPLEMENT TO PROSPECTUS
                            DATED DECEMBER 20, 1996

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                            KEMPER ASIAN GROWTH FUND
                            SUPPLEMENT TO PROSPECTUS
                              DATED APRIL 1, 1997

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                          KEMPER TAX-FREE INCOME FUNDS
                     Kemper National Tax-Free Income Series
                     comprised of the following two series:
                           Kemper Municipal Bond Fund
                    Kemper Intermediate Municipal Bond Fund
                      Kemper State Tax-Free Income Series
                    comprised of the following eight series:
                     Kemper California Tax-Free Income Fund
                      Kemper Florida Tax-Free Income Fund
                      Kemper Michigan Tax-Free Income Fund
                     Kemper New Jersey Tax-Free Income Fund
                      Kemper New York Tax-Free Income Fund
                        Kemper Ohio Tax-Free Income Fund
                    Kemper Pennsylvania Tax-Free Income Fund
                       Kemper Texas Tax-Free Income Fund
                            SUPPLEMENT TO PROSPECTUS
                            DATED DECEMBER 20, 1996

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INVESTMENT MANAGER AND PRINCIPAL UNDERWRITER
     Zurich Insurance Company ("Zurich") has entered into a definitive agreement with Scudder, Stevens & Clark, Inc. ("Scudder") pursuant to which Zurich will acquire approximately 70% of Scudder. Upon completion of the transaction, Scudder will change its name to Scudder Kemper Investments, Inc. ("SKI"), and Zurich Kemper Investments, Inc. ("ZKI") will be operated either as a subsidiary of SKI or as part of SKI. Consummation of the transaction is subject to a number of contingencies. Because the transaction would constitute an assignment of the Funds' investment management agreements with ZKI and, where applicable, Rule 12b-1 agreements under the Investment Company Act of 1940, it is anticipated that ZKI would seek approval of new agreements by the Funds' boards and shareholders. If the contingencies are timely met, the transaction is expected to close in the fourth quarter of 1997. Zurich will own 69.5% of SKI and senior employees of SKI will hold the remaining 30.5%. SKI will be headquartered in New York City and the chief executive officer of SKI will be Edmond D. Villani, Scudder's president and chief executive officer. Mr. Villani
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will also join Zurich's Corporate Executive Board. A transition team comprised of representatives from ZKI, Zurich, and Scudder has been formed to make recommendations regarding combining the operations of Scudder and ZKI.
     Richard L. Vandenberg is the portfolio manager of Kemper Diversified Income Fund, Kemper U.S. Government Securities Fund, Kemper U.S. Mortgage Fund and Kemper Short-Intermediate Government Fund. He has served as portfolio manager or co-manager of those Funds since March, 1996. As reflected in the prospectus, he is also portfolio co-manager of Kemper Adjustable Rate U.S. Government Fund. Mr. Vandenberg joined ZKI, the investment manager of the Funds, in March, 1996 and is a Senior Vice President of ZKI and a Vice President of the Funds for which he serves as portfolio manager or co-manager. Prior to joining ZKI, he was a senior vice president and portfolio manager of an unaffiliated investment management firm from 1992 to 1995. He received a B.B.A. and M.B.A., both in Finance, Investments and Banking, from the University of Wisconsin, Madison, Wisconsin.

SPECIAL PROMOTION
     From August 1, 1997 until September 30, 1997 ("Special Offering Period"), Zurich Kemper Distributors, Inc. ("ZKDI"), the principal underwriter for the Funds, intends to reallow the full applicable sales charge with respect to Class A shares of Kemper Aggressive Growth Fund, Kemper Blue Chip Fund, Kemper Total Return Fund and Kemper Value+Growth Fund purchased during the Special Offering Period (not including shares acquired at net asset value). ZKDI also intends to pay an additional commission of .50% with respect to Class B shares of Kemper Aggressive Growth Fund, Kemper Blue Chip Fund, Kemper Total Return and Kemper Value+Growth Fund purchased during the Special Offering Period, not including exchanges or other transactions for which commissions are not paid.

PURCHASE OF SHARES
     Class A shares of a Fund may be purchased at net asset value by persons who purchase shares of the Fund through ZKDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups.

August 18, 1997
KMF-1J  (8/97)
ZKDI 708013                                      (LOGO)printed on recycled paper